UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2018

ASV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware001-3808982-1501649

(State or other jurisdiction of

incorporation or organization)(Commission File Number)(IRS Employer Identification No.)

840 Lily Lane, Grand Rapids, Minnesota 55744

(Address of Principal Executive Offices)

(218) 327-3434

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

ASV Holdings, Inc. held its Annual Meeting of Stockholders on June 7, 2018. The following is a summary of the matters voted on at that meeting.

Proposal 1 - The stockholders elected two Class I Directors to serve until the 2021 Annual Meeting of the Stockholders.  The persons elected to ASV Holdings, Inc. Board of Directors and the number of shares cast for and the number of shares withheld, with respect to each of these persons, were as follows:

	For	Withheld
Brian J. Henry	5,928,125	1,282,921
David Rooney	5,753,125	1,457,921

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASV HOLDINGS, INC.

Date: June 12, 2018	By: /s/ Andrew M. Rooke
Andrew M. Rooke

Chief Executive Officer